UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 16, 2003

LODGENET ENTERTAINMENT CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	0-22334	46-0371161

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3900 West Innovation Street, Sioux Falls, SD	57107

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (605) 988-1000

n/a

(Former Name or Former Address, if Changed Since Last Report)

SIGNATURES
EXHIBIT INDEX
EX-99.1 Press Release
EX-99.2 PowerPoint Slide Presentation

Item 12. Results of Operation and Financial Condition.

     On October 16, 2003, LodgeNet Entertainment Corporation issued a press release regarding its financial results for the third quarter of 2003 and certain other information. A copy of the press release is furnished as Exhibit 99.1 hereto.

     As is referenced in the press release, LodgeNet will hold a conference call on Thursday, October 16, 2003 at 4:00pm CST. The call is being webcast live over the Internet via ECI at http://www.calleci.com/conference/pub_cs.jsp. The webcast will be archived at that site for one month and can be accessed via LodgeNet’s company website at www.lodgenet.com. Additionally, the Company has posted slides at its website under the investor relations, company presentation section, which will be referenced during the conference call. These slides are furnished as Exhibit 99.2.

     The information in this Item 12 and Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporate by reference into any filing under the Securities Act of 1933, as amended.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LODGENET ENTERTAINMENT CORPORATION

Date: October 16, 2003	By	/s/ Scott C. Petersen

Scott C. Petersen
	Its	President and Chief Executive Officer

EXHIBIT INDEX

99.1	Press Release issued October 16, 2003 (furnished)
99.2	PowerPoint slide presentation (furnished)